Taxes (Details 3) - USD ($)	Jun. 30, 2018	Jun. 30, 2017
Deferred tax assets:
Net operating loss carry forwards	$ 649,766	$ 423,543
Accrued expenses and other	57,965	9,611
Total deferred tax assets	707,731	433,154
Deferred tax liabilities:
Unbilled accounts receivables	(169,266)	(62,855)
Deferred contract cost	(26,368)	(71,346)
Total deferred tax liabilities	(195,634)	(134,201)
Total deferred tax assets, net	$ 512,097	$ 298,953